INVESTMENTS IN ASSOCIATES	12 Months Ended
Sep. 30, 2025
Disclosure of associates [abstract]
INVESTEMENTS IN ASSOCIATES	INVESTMENTS IN ASSOCIATES
a.Hyasynth Biologicals Inc.
On September 12, 2018, the Company invested in Hyasynth Biologicals Inc. (“Hyasynth”) by way of convertible secured debentures, to be purchased in three tranches and valued in the aggregate amount of $10,000. The first tranche ("Tranche 1") was issued on September 12, 2018, the second tranche (“Tranche 2”) was issued on October 23, 2020 (as described below), and the third tranche ("Tranche 3") was issued on December 22, 2021 (as described below).

Hyasynth is a privately held biotechnology company based in Montreal, Quebec, specializing in cannabinoid science and biosynthesis. The Company’s investment is in the form of convertible debentures, which provide a potential ownership interest of up to 49.9% based on the cumulative investment from Tranche 1, Tranche 2 and Tranche 3.

Concurrent with the Company’s investment in Hyasynth, the parties entered into a cannabidol ("CBD") supply agreement, whereby the Company has the ability to purchase up to 100% of Hyasynth’s annual cannabinoid or cannabinoid-related production at a 10% discount to the agreed upon wholesale market price for a period of 10 years from the date Hyasynth commences commercial production.

Tranche 1 of the convertible debentures has a face value of $5,000, bears interest at 8.0% per annum, is secured, and matures on the earlier of August 31, 2023 or the closing date of a qualified sale transaction, unless an automatic or optional conversion has occurred. Tranche 1 of the convertible debentures is convertible at the option of the holder at any time at a price of $40 per share, or into 125,000 common shares. Conversion of the debentures may be automatically triggered based on the completion of a qualified transaction or Hyasynth’s facility reaching a pre-defined production capacity.

On October 23, 2020, the Company advanced an additional $2,500 to Hyasynth by way of convertible debentures as a result of Hyasynth’s achievement of the contractual production-related milestone for Tranche 2 of the convertible debentures.

On December 22, 2021, the previously issued debenture agreement was amended to waive the milestone requirement for the Tranche 3 convertible debenture. Subsequently, the Company advanced an additional $2,500 (plus transaction costs of $124) to Hyasynth for the Tranche 3 convertible debentures bringing the Company's total investment in Hyasynth to $10,000, which provides the Company with a potential ownership interest of up to 49.9% on a fully diluted basis.

In addition to the ownership interest, the Company also considered various qualitative factors to conclude that significant influence exists, including representation on Hyasynth’s board of directors. Based on this assessment, the Company concluded that the equity method of accounting is appropriate. The Company has appointed two directors to the board of Hyasynth.

Following the original maturity date of the debentures, the Company entered into two amendments which amended the maturity date initially to March 15, 2024 and then, subsequently to June 30, 2025. On the amended maturity date, the Company has the right to give Hyasynth 30 days prior written notice to convert the debentures to common equity or demand repayment of the outstanding balance of the debentures. As at September 30, 2024, the Company's potential ownership interest was reduced to 48.3% on a fully diluted basis.

As at September 30, 2024, the Company determined that there are indicators of impairment related to its investment in Hyasynth. The Company determined the recoverable amount to be approximately $nil. An impairment loss of $4,773 was recognized in the consolidated statement of operations and comprehensive loss for the year ended September 30, 2024. Following this, no further share of profit or loss has been recognized. As at September 30, 2025, the carrying amount of the investment is $nil.